Exhibit 10.6

SECOND AMENDMENT TO
AMENDED AND RESTATED LEASE AGREEMENT NO. 3

THIS SECOND AMENDMENT TO AMENDED AND RESTATED LEASE AGREEMENT NO. 3 (this “Amendment”) is made and entered into as of June 22, 2016, by and between HPT TA PROPERTIES TRUST, a Maryland real estate investment trust, and HPT TA PROPERTIES LLC, a Maryland limited liability company, as landlord (collectively, “Landlord”), and TA OPERATING LLC, a Delaware limited liability company, as tenant (“Tenant”).

W I T N E S S E T H:

WHEREAS, Landlord and Tenant are parties to that certain Amended and Restated Lease Agreement No. 3, dated as of June 9, 2015, as amended by that certain First Amendment to Amended and Restated Lease Agreement No. 3, dated as of September 23, 2015 (as so amended, the “Lease”);

WHEREAS, simultaneously herewith, HPT TA Properties LLC has acquired from Tenant certain land and improvements comprising a travel center having an address at 1035 West State Road 42, Brazil, Indiana 47834, as further described on Exhibit A-39 attached to this Amendment (the “Brazil Property”);

WHEREAS, Landlord and Tenant desire to amend the Lease to include the Brazil Property as a Property (this and other capitalized terms used and not otherwise defined in this Amendment shall have the meanings given such terms in the Lease); and

WHEREAS, Guarantor is executing this Amendment to confirm the continuation of the Guaranty;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree, as of the date of this Amendment, as follows:

1.                                      Base Year.  The defined term “Base Year” set forth in Section 1.10 of the Lease shall mean, with respect to the Brazil Property, the 2017 calendar year.

2.                                      Commencement Date.  The defined term “Commencement Date” set forth in Section 1.18 of the Lease shall mean, with respect to the Brazil Property, the date of this Amendment.

3.                                      Minimum Rent.  The defined term “Minimum Rent” set forth in Section 1.66 of the Lease is hereby deleted in its entirety and replaced with the following:

1.66                        “Minimum Rent” shall mean Fifty-One Million Five Hundred Thirty-Eight Thousand Twenty-Seven and 25/100ths Dollars ($51,538,027.25).

4.                                      Leased Property.  Section 2.1(a) of the Lease is hereby amended by deleting the reference to “Exhibits A-1 through A-38” in the second line thereof and replacing it with a reference to “Exhibits A-1 through A-39.”

5.                                      Right to Repool Properties.  A new Section 2.5 is added to the Lease immediately after Section 2.4 as follows:

2.5                               Right to Repool Properties.  Landlord shall have the right from time to time in connection with a financing or other capital raising transaction to terminate the Term of this Agreement with respect to one or more Properties and contemporaneously to lease such Properties back to Tenant or an Affiliated Person as to Tenant under one of the Other Leases, and/or that certain Lease Agreement, dated as of May 30, 2007, among HPT PSC Properties Trust, HPT PSC Properties LLC, and Tenant, as amended, and/or one or more new lease(s) as determined by Landlord (a “repooling”), provided that Landlord shall have obtained Tenant’s prior written consent to any such repooling, which consent shall not be unreasonably withheld, conditioned or delayed.  Each party agrees to execute and deliver such documentation as the other party may reasonably request in connection with any such new lease or repooling, including, without limitation, a new lease, a lease amendment, and a new guaranty from Guarantor or confirmation from Guarantor that its existing Guaranty applies to any such new lease or lease amendment.

6.                                      Right of First Refusal.  A new Section 2.6 is added to the Lease immediately after the new Section 2.5 as follows:

2.6                               Right of First Refusal.

(a)                                 At no time during the term of this Agreement may Tenant or any Affiliated Person as to Tenant (including, without limitation, TCA or any Affiliated Person as to TCA), directly or indirectly, purchase, lease, mortgage or otherwise finance (including through a sale and leaseback transaction), or participate in the purchase, lease, mortgage or financing of, any Travel Center, or any property intended to be used as a Travel Center, other than a Travel Center or property that is operated or proposed to be operated as a “Petro” or “Petro Stopping Center” or otherwise under the “Petro” brand, in the United States or Canada, without first having (i) provided written notice of such proposed transaction to Landlord, describing such proposed transaction in sufficient detail (including pricing and all other material terms) and offering Landlord the right to purchase, lease, mortgage or finance such Travel Center or property and (ii) negotiated in good faith with Landlord.  If, after ten (10) Business Days, Landlord and Tenant (or any applicable Affiliated Person as to Tenant) have not reached agreement on the terms of such purchase, lease, mortgage or financing, Tenant (or such Affiliated Person as to Tenant) will be free to purchase, lease, mortgage or finance such Travel Center or property itself or with others, free of the restrictions of this Section 2.6.

2

Tenant agrees that irreparable damage would occur if its obligations under this Section 2.6 were not performed in accordance with their terms and that Landlord’s remedy at law for Tenant’s breach of its obligations under this Section 2.6 would be inadequate.  Upon any such breach, Landlord shall be entitled (in addition to any other rights or remedies it may have at law) to seek an injunction enjoining and restraining Tenant and/or such Affiliated Person as to Tenant from continuing such breach.  Tenant agrees that the period of restriction and the geographical area of restriction imposed upon Tenant are fair and reasonable.  If the provisions of this Section 2.6 relating to the period or the area of restriction are determined to exceed the maximum period or areas which a court having jurisdiction over the matter would deem enforceable, such period or area shall, for purposes of this Agreement, be deemed to be the maximum period or area which such court determines valid and enforceable.  Nothing contained in this Section 2.6(b) shall limit Landlord from pursuing any other rights or remedies available to it for any breach by Tenant of any of its obligations under Section 2.6 (including, without limitation, any of the rights or remedies contemplated by Article 12 of this Agreement).

7.                                      Exhibit A.  Exhibit A to the Lease is hereby amended by (a) deleting the initial page entitled “EXHIBITS A-1 through A-38” therefrom in its entirety and replacing it with the page entitled “EXHIBITS A-1 through A-39” attached hereto and (b) adding Exhibit A-39 attached to this Amendment immediately following Exhibit A-38 to the Lease.

8.                                      Exhibit C.  Exhibit C to the Lease is hereby deleted in its entirety and replaced with Exhibit C attached to this Amendment.

9.                                      Ratification.  As amended hereby, the Lease is hereby ratified and confirmed and all other terms remain in full force and effect.

10.                               Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

3

IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be duly executed, as a sealed instrument, as of the date first above written.

LANDLORD:

HPT TA PROPERTIES TRUST

By:	/s/ John G. Murray
John G. Murray
President

HPT TA PROPERTIES LLC

By:	/s/ John G. Murray
John G. Murray
President

TENANT:

TA OPERATING LLC

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President

[Signature Page to Second Amendment to Amended and Restated Lease Agreement No. 3]

Reference is made to that certain Guaranty Agreement, dated as of June 9, 2015, given by TRAVELCENTERS OF AMERICA LLC and TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC, each a Delaware limited liability company (collectively, “Guarantors”), to Landlord with respect to Tenant’s obligations under the Lease (the “Guaranty”).  Guarantors hereby confirm that all references in such Guaranty to the word “Lease” shall mean the Lease, as defined therein, as amended by this Amendment (and any prior amendments referenced in this Amendment), and said Guarantors hereby reaffirm the Guaranty; and said Guarantors furthermore agree to enter into similar confirmations as to any future amendment(s) of the Lease, as amended by this Amendment, entered into pursuant to Section 2.5 thereof and to enter into a guaranty (in form similar to the Guaranty) of the obligations of the tenant under any new lease entered into pursuant to said Section 2.5.  Furthermore, each Guarantor acknowledges the terms and provisions of Section 2.6 of the Lease, as amended by this Amendment, and agrees that it shall comply (and it shall cause all of its Affiliated Persons to comply) with the terms and provisions of said Section 2.6, as if each such Guarantor and any such Affiliated Person had executed said Lease as Tenant thereunder.

TRAVELCENTERS OF AMERICA LLC

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President

TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC

By:	/s/ Mark R. Young
Mark R. Young
Executive Vice President

EXHIBITS A-1 through A-39

Land

Exhibit	TA Site No.	Property Address
A-1	16	3501 Buttermilk Road, Cottondale (Tuscaloosa), AL 35453.
A-2	225	1010 North 339th Avenue, Tonopah, AZ 85354.
A-3	40	3524 S. Highway 99 W., Corning, CA 96021.
A-4	26	4265 East Guasti Road, Ontario, CA 91761.
A-5	228	2200 Ninth Street, Limon, CO 80828.
A-6	154	1875 Meriden-Waterbury Turnpike, Milldale, CT 06467.
A-7	247	P.O. Box 638, Baldwin, FL 32234.
A-8	258	2995 US Highway 17 South, Brunswick, GA 31525.
A-9	146	981 Cassville-White Road, Cartersville, GA 30121.
A-10	92	505 Truckers Lane R.R. #7, Bloomington, IL 61701.
A-11	35	1702 West Evergreen, Effingham, IL 62401.
A-12	10	2510 Burr Street, Gary, IN 46406.
A-13	173	5930 E. State Road 334, Whitestown, IN 46075.
A-14	93	7777 Burlington Pike, Florence, KY 41042.
A-15	161	1701 N. University Avenue, Lafayette, LA 70507.
A-16	216	5501 O’Donnell St. Cutoff, Baltimore, MD 21224.
A-17	198	6364 Dixie Highway, Saginaw, MI 48722.
A-18	116	6100 Sawyer Road, Sawyer, MI 49125.
A-19	51	854 State Highway 80, Matthews, MO 63867.
A-20	181	6000 E. Frontage Road, Mill City, NV 89418.
A-21	218	I-295 Exit 18 Berkley Rd., Paulsboro, NJ 08066.
A-22	229	1700 U.S. Route 66 West, Moriarty, NM 87035.
A-23	210	125 Neelytown Road, Montgomery (Maybrook), NY 12549.
A-24	11	6762 St. Rt. 127, Eaton (Dayton), OH 45320.
A-25	87	3483 Libbey Road, Perrysburg (Toledo), OH 43551.
A-26	36	801 South Council Road, Oklahoma City (East), OK 73128.
A-27	183	790 NW Frontage Road, Troutdale, OR 97060.
A-28	213	10835 John Wayne Drive, Greencastle, PA 17225.
A-29	214	875 N. Eagle Valley Rd., Milesburg, PA 16853.
A-30	25	1402 E. Main Street, Duncan (Spartanburg), SC 29334.
A-31	157	4400 Peytonville Road, Franklin, TN 37064.
A-32	55	7000 I-40 East Whitaker Road, Amarillo, TX 79118.
A-33	235	8301 N. Expressway 281, Edinburg, TX 78541.
A-34	233	1700 Wilson Road, Terrell, TX 75161.
A-35	186	1100 North 130 West, Parowan, UT 84761.
A-36	142	10134 Lewison Rd., Ashland, VA 23005.
A-37	50	5901 Highway 51, DeForest (Madison), WI 53532.
A-38	234	1400 Higley Blvd., Rawlins, WY 82301.
A-39	376	1035 West State Road 42, Brazil, IN 47834.

[See attached copies.]

EXHIBIT A-39

Petro Brazil

1035 West State Road 42

Brazil, Indiana 47834

Real property in the City of Brazil, County of Clay, State of Indiana, described as follows:

TRACT I:

A PART OF THE NORTHEAST QUARTER OF THE NORTHEAST QUARTER OF SECTION 36, TOWNSHIP 12 NORTH, RANGE 7 WEST, MORE PARTICULARLY DESCRIBED TO-WIT:

BEGINNING AT THE NORTHEAST CORNER OF SECTION 36; THENCE NORTH 87 DEGREES 48 MINUTES 30 SECONDS WEST 740 FEET ALONG THE NORTH LINE OF SAID SECTION TO A POINT; THENCE SOUTH 00 DEGREES 38 MINUTES 00 SECONDS WEST 775 FEET TO A POINT; THENCE SOUTH 87 DEGREES 48 MINUTES 30 SECONDS EAST 740 FEET TO A POINT ON THE EAST LINE OF SECTION 36; THENCE NORTH 00 DEGREES 38 MINUTES 00 SECONDS EAST ALONG THE EAST LINE OF SAID SECTION 36, 775 FEET TO THE PLACE OF BEGINNING.

TRACT II:

A PART OF THE NORTHEAST QUARTER OF THE NORTHEAST QUARTER OF SECTION 36, TOWNSHIP 12 NORTH, RANGE 7 WEST, MORE PARTICULARLY DESCRIBED AS FOLLOWS, TO-WIT:

BEGINNING AT A POINT 740 FEET WEST OF THE NORTHEAST CORNER OF SECTION 36; THENCE SOUTH PARALLEL WITH THE EAST SECTION LINE 775 FEET; THENCE WEST PARALLEL WITH THE NORTH SECTION LINE 290 FEET; THENCE NORTH 775 FEET TO THE NORTH SECTION LINE OF SECTION 36; THENCE EAST ALONG THE SECTION LINE 290 FEET TO THE PLACE OF BEGINNING.

TRACT III:

A PART OF THE NORTHEAST QUARTER OF THE NORTHEAST QUARTER OF SECTION 36, TOWNSHIP 12 NORTH, RANGE 7 WEST, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT 1030 FEET WEST OF THE NORTHEAST CORNER OF SECTION 36; THENCE SOUTH PARALLEL WITH THE EAST SECTION LINE 775 FEET; THENCE WEST 290 FEET; THENCE NORTH 775 FEET TO THE NORTH SECTION LINE OF SECTION 36; THENCE EAST ALONG THE NORTH SECTION LINE 290 FEET TO THE PLACE OF BEGINNING.

EXCEPTING THEREFROM, A PART OF THE NORTHEAST QUARTER OF THE NORTHEAST QUARTER OF SECTION 36, TOWNSHIP 12 NORTH, RANGE 7 WEST, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHWEST CORNER OF THE NORTHEAST QUARTER OF THE NORTHEAST QUARTER OF SECTION 36, TOWNSHIP 12 NORTH, RANGE 7 WEST;

THENCE EAST 190 FEET; THENCE SOUTH 270 FEET; THENCE WEST 190 FEET; THENCE NORTH 270 FEET TO THE POINT OF BEGINNING.

EXHIBIT C

Petro Properties

TA Site No.	Property Address
376	1035 West State Road 42, Brazil, IN 47834.